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                                      UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D. C. 20549

                                         FORM 8-K

                                      CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported)      March 18, 1997
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                          APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


          Missouri                    33-79678               43-1641533
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)

   Highway 160 & CC, Suite 5, Nixa, Missouri                65714
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   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:        417-725-9888
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Item 1.     Changes in Control of Registrant

Item 2.     Acquisition or Disposition of Assets.

            On March 18, 1997, Applied Cellular Technologies, Inc. (the "Company") purchased 100% of the 4,000,002 issued and outstanding common shares, $0 par value, of Hopper Manufacturing Co., Inc. ("Hopper") from two shareholders, Stanley M. Hopper and Stephen O. Hopper, (collectively, the "Sellers"), in exchange for $750,000.00 in the form of Applied Cellular Technology, Inc. restricted common shares. The Sellers received $750,000.00 worth of the Company's restricted common shares at $4.1875 per share on March 18, 1997, by the Company issuing 179,104 of its restricted common shares, in addition to a cash payment of $98,263.00 to Stanley O. Hopper.

Item 3.     Bankruptcy or Receivership.                     None.

Item 4.     Change in Registrant's Certifying Accountant.   No.

Item 5.     Other Events.                                   None.

Item 6.     Resignation of Registrant's Directors.          None.

Item 7.     Financial Statements and Exhibits.

(a) Financial statements of business acquired, if required, will be filed by May 2, 1997.

(b) Pro forma financial information, if required, will be filed by May 2, 1997.

(c)         Exhibits.   Agreement of Sale containing        See Attached.
                        exhibits for the Buyers
                        December 31, 1996 audited
                        consolidated financial statements
                        and the employment and non-compete
                        agreement
                        Escrow Agreement                    See Attached.

Item 8.     Change in fiscal year.                          None.


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                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLIED CELLULAR TECHNOLOGY, INC.
                                    (Registrant)

Date:      April 2, 1997            /s/ Garrett A. Sullivan
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                                    President


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